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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549
______________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 1, 2008

FORTISSIMO ACQUISITION CORP.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-52166	02-0762508
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

14 Hamelacha Street, Park Afek, Rosh Ha’ayin Israel	48091
(Address of Principal Executive Offices)	(Postal Code)

Registrant’s telephone number, including area code: (011) 972-3-915-7400

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

FORTISSIMO ACQUISITION CORP. (“FORTISSIMO”) HAS HELD AND INTENDS TO HOLD PRESENTATIONS FOR CERTAIN OF ITS STOCKHOLDERS, AS WELL AS OTHER PERSONS WHO MIGHT BE INTERESTED IN PURCHASING FORTISSIMO SECURITIES, REGARDING ITS MERGER WITH PSYOP, INC., AS DESCRIBED IN THIS CURRENT REPORT ON FORM 8-K. THIS CURRENT REPORT ON FORM 8-K, INCLUDING SOME OR ALL OF THE EXHIBITS HERETO, MAY BE DISTRIBUTED TO PARTICIPANTS AT SUCH PRESENTATIONS.

EARLYBIRDCAPITAL, INC., REPRESENTATIVE OF THE UNDERWRITERS OF FORTISSIMO’S INITIAL PUBLIC OFFERING (“IPO”) CONSUMMATED IN OCTOBER 2006, IS ASSISTING FORTISSIMO IN THESE EFFORTS, WITHOUT CHARGE, OTHER THAN THE REIMBURSEMENT OF ITS OUT-OF-POCKET EXPENSES. FORTISSIMO, PSYOP AND EARLYBIRDCAPITAL, INC. AND THEIR RESPECTIVE DIRECTORS AND EXECUTIVE OFFICERS MAY BE DEEMED TO BE PARTICIPANTS IN THE SOLICIATION OF PROXIES FOR THE SPECIAL MEETING OF FORTISSIMO STOCKHOLDERS TO BE HELD TO APPROVE THE MERGER.

STOCKHOLDERS OF FORTISSIMO AND OTHER INTERESTED PERSONS ARE ADVISED TO READ FORTISSIMO’S PRELIMINARY PROXY STATEMENT AND DEFINITIVE PROXY STATEMENT IN CONNECTION WITH FORTISSIMO’S SOLICITATION OF PROXIES FOR THE SPECIAL MEETING BECAUSE THESE PROXY STATEMENTS WILL CONTAIN IMPORTANT INFORMATION. SUCH PERSONS CAN ALSO READ FORTISSIMO’S FINAL PROSPECTUS, DATED OCTOBER 11, 2006, FOR A DESCRIPTION OF THE SECURITY HOLDINGS OF THE FORTISSIMO OFFICERS AND DIRECTORS AND OF EARLYBIRDCAPITAL, INC. AND THEIR RESPECTIVE INTERESTS IN THE SUCCESSFUL CONSUMMATION OF THIS BUSINESS COMBINATION. THE DEFINITIVE PROXY STATEMENT WILL BE MAILED TO STOCKHOLDERS AS OF A RECORD DATE TO BE ESTABLISHED FOR VOTING ON THE MERGER. STOCKHOLDERS WILL ALSO BE ABLE TO OBTAIN A COPY OF THE DEFINITIVE PROXY STATEMENT, WITHOUT CHARGE, BY DIRECTING A REQUEST TO: FORTISSIMO ACQUISITION CORP., 14 HAMELACHA STREET, PARK AFEK, ROSH HA’AYIN ISRAEL 48091. THE PRELIMINARY PROXY STATEMENT AND THE DEFINITIVE PROXY STATEMENT, ONCE AVAILABLE, MAY ALSO BE OBTAINED, WITHOUT CHARGE, AT THE SECURITIES AND EXCHANGE COMMISSION’S INTERNET SITE (http://www.sec.gov).

Item 1.01 Entry into a Material Definitive Agreement.

On August 1, 2008, Fortissimo Acquisition Corp. (“Fortissimo”) entered into Amendment No. 2 (“Amendment No. 2”) to the Agreement and Plan of Merger and Interests Purchase Agreement (“Merger Agreement”) with Psyop, Inc. (“Psyop”), Psyop’s shareholders, Psyop Services, LLC, which is owned by the Psyop shareholders and does business under the name of “Blacklist,” and FAC Acquisition Sub Corp., a wholly owned subsidiary of Fortissimo (“Merger Sub”).

Pursuant to the Merger Agreement, Merger Sub will be merged into Psyop, with Psyop being the surviving corporation and becoming a wholly owned subsidiary of Fortissimo. Within 10 days thereafter, Psyop will be merged into Fortissimo, which will change its name to “Psyop, Inc.” The Merger Agreement also provides that Fortissimo will purchase all of the outstanding membership interests of Blacklist. As a result of such purchase, Blacklist will become a wholly owned subsidiary of Fortissimo. The combination of these events is referred to as the “merger” in this Report.

Psyop is a producer of digital content for advertising, specializing in animation and special effects, including combined animation and live action imagery.

The merger is expected to be consummated in the summer of 2008, after the required approval by the stockholders of Fortissimo and the fulfillment of certain other conditions, as described herein and in the Merger Agreement.

Amendment No. 2 provides that Samuel Selinger, a party to the Merger Agreement and the former Vice President and Operations of Psyop whose employment with Psyop was terminated on June 30, 2008, shall not receive any contingent payments in 2010. The stock and cash contingent payments that he otherwise would be entitled to receive in 2010 instead shall be allocated among the other Psyop shareholders pro rata in accordance with their respective stock ownership percentages of Psyop. Tables B and C of Exhibit A of the Merger Agreement, which set forth the maximum revenue and EBITDA stock and cash contingent payments, respectively, for each of the Psyop shareholders, were amended as follows to reflect such pro rata allocation of Mr. Selinger’s contingent payments in 2010 among the other Psyop shareholders:

TABLE B
Stockholder Maximum Revenue Contingent Stock and Maximum Revenue
Contingent Cash By Fiscal Year

	Maximum Revenue Contingent Stock			Maximum Revenue Contingent Cash
	(shares)			($)
Fiscal Year	2008	2009	2010	2008	2009	2010
Justin Booth-Clibborn	12,145.93	12,145.93	9,500.97	$ 35,041.00	$ 35,041.00	$ 27,410.28
Hejung Marie Hyon	50,769.97	50,769.97	39,714.02	$146,471.37	$146,471.37	$114,574.96
Justin Lane	9,109.44	9,109.44	7,125.72	$ 26,280.75	$ 26,280.75	$ 20,557.71
Kylie Matulick	32,368.89	32,368.89	25,320.07	$ 93,384.26	$ 93,384.26	$ 73,048.38
Eben Mears	50,769.97	50,769.97	39,714.02	$146,471.37	$146,471.37	$114,574.96
Robert Todd Mueller	50,769.97	50,769.97	39,714.02	$146,471.37	$146,471.37	$114,574.96
Samuel Selinger	11,903.01	11,903.01	0.00	$ 34,340.18	$ 34,340.18	$ 0.00
Marco Spier	50,769.97	50,769.97	39,714.02	$146,471.37	$146,471.37	$114,574.96
Christopher Staves	20,243.21	20,243.21	15,834.94	$ 58,401.66	$ 58,401.66	$ 45,683.79
Maximum Total	288,850.38	288,850.38	216,637.78	$833,333.33	$833,333.33	$625,000.00

TABLE C
Stockholder Maximum EBITDA Contingent Stock and Maximum EBITDA
Contingent Cash By Fiscal Year

	Maximum EBITDA Contingent Stock			Maximum EBITDA Contingent Cash
	(shares)			($)
Fiscal Year	2008	2009	2010	2008	2009	2010
Justin Booth-Clibborn	12,145.93	12,145.93	9,500.97	$ 35,041.00	$ 35,041.00	$ 27,410.28
Hejung Marie Hyon	50,769.97	50,769.97	39,714.02	$146,471.37	$146,471.37	$114,574.96
Justin Lane	9,109.44	9,109.44	7,125.72	$ 26,280.75	$ 26,280.75	$ 20,557.71
Kylie Matulick	32,368.89	32,368.89	25,320.07	$ 93,384.26	$ 93,384.26	$ 73,048.38
Eben Mears	50,769.97	50,769.97	39,714.02	$146,471.37	$146,471.37	$114,574.96
Robert Todd Mueller	50,769.97	50,769.97	39,714.02	$146,471.37	$146,471.37	$114,574.96
Samuel Selinger	11,903.01	11,903.01	0.00	$ 34,340.18	$ 34,340.18	$ 0.00
Marco Spier	50,769.97	50,769.97	39,714.02	$146,471.37	$146,471.37	$114,574.96
Christopher Staves	20,243.21	20,243.21	15,834.94	$ 58,401.66	$ 58,401.66	$ 45,683.79
Maximum Total	288,850.38	288,850.38	216,637.78	$833,333.33	$833,333.33	$625,000.00

Table D of Exhibit A of the Merger Agreement, which sets forth the ownership percentages of each of the Psyop shareholders was also amended as follows to set forth more accurate percentage numbers:

TABLE D Stockholder Ownership Percentages*
Stockholder	Percentage
Justin Booth-Clibborn	4.2049%
Hejung Marie Hyon	17.5766%
Justin Lane	3.1537%
Kylie Matulick	11.2061%
Eben Mears	17.5766%
Robert Todd Mueller	17.5766%
Samuel Selinger	4.1208%
Marco Spier	17.5766%
Christopher Staves	7.0082%
* Ownership is calculated as of the date of the Closing. Numbers in table D do not equal 100.0000% due to rounding.

Amendment No. 2 further provides that: (i) the termination of Mr. Selinger’s employment with Psyop shall not be deemed a Disqualifying Termination (as defined in the Merger Agreement) for purposes of the Merger Agreement, (ii) Psyop is required to deliver to Fortissimo audited combined and consolidated financial statements for the year ended December 31, 2007 and unaudited combined and consolidated financial statements for the three months ended March 31, 2008, (iv) one of the conditions to the closing of the merger is the delivery of a review report from Psyop’s independent public accounts to Fortissimo pursuant to Statement of accounting Standards No. 100 relating to the unaudited financial statements of Psyop (including its subsidiary and Blacklist) at the end of the most recent quarter for which financial statements are included in the proxy statement and (v) all notices given to Psyop should be delivered to the attention of Justin Booth-Clibborn.

Item 9.01 Financial Statements, Pro Forma Financial Information and Exhibits.

(d) Exhibits:

Exhibit	Description

10.1	Amendment No. 2, dated as of August 1, 2008, to the Agreement and Plan of Merger and Interests Purchase Agreement, dated as of January 15, 2008 and amended as of May 12, 2008, among Fortissimo Acquisition Corp., FAC Acquisition Sub Corp., Psyop, Inc., Psyop Services, LLC, and the shareholders of Psyop.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 1, 2008

FORTISSIMO ACQUISITION CORP.

By: /s/ YUVAL COHEN_______________
Name: Yuval Cohen
Title: President and Chief Executive Officer